UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 25, 2011

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2011, the Compensation Committee of the Board of Directors of SuperMedia Inc. (the “Company”) granted stock options and restricted stock unit awards under the Company’s 2009 Long-Term Incentive Plan.

On February 25, 2011, the Company entered into stock option agreements with executive officers along with certain other employees of the Company, the form of which is attached to this Current Report on Form 8-K.  The stock options vest over three years in equal installments of one-third on the first, second, and third anniversaries of the grant date.  All unvested options will immediately terminate upon the employee’s termination of employment with the Company for any reason on or before the third anniversary date of the award, except that the Compensation Committee of the Company, at its sole option and election, may permit the unvested options not to terminate if the employee is terminated without cause.  If a change in control occurs on or before the third anniversary date of the award, all unvested options will immediately vest.  The foregoing summary is qualified in its entirety by reference to the text of the Form of Employee Stock Option Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The following executive officers were granted options to purchase shares of common stock of the Company in the following amounts set forth below on the terms and conditions set forth in their respective award agreements:

Executive Officer	Stock Options

Samuel D. Jones — Executive Vice President, Chief Financial Officer and Treasurer	40,000

Del Humenik — Executive Vice President — Sales	20,000 (1)

Cody Wilbanks — Executive Vice President, General Counsel and Secretary	16,000

Frank P. Gatto — Executive Vice President — Operations	10,000

Georgia Scaife — Executive Vice President, Human Resources and Employee Administration	9,000

(1)  On February 25, 2011, the Company also granted and entered into a restricted stock unit award agreement with Delbert Humenik, Executive Vice President — Sales of the Company for 35,000 restricted stock units settled in common stock of the Company, along with certain other employees of the Company, the form of which is attached to this Current Report on Form 8-K.  The restricted stock units vest over three years in equal installments of one-third on the first, second, and third anniversaries of the date of grant.  All unvested restricted stock units will immediately terminate upon the employee’s termination of employment with the Company for any reason on or before the third anniversary date of the award, except that the Compensation Committee of the Company, at its sole option and election, may permit the unvested restricted stock units not to terminate if the employee is terminated without cause.  If a change in control occurs on or before the third anniversary date of the award, all unvested restricted stock units will immediately vest.  The foregoing summary is qualified in its entirety by reference to the text of the Form of Employee Stock-Settled Restricted Stock Unit Award Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Employee Stock Option Agreement

10.2	Form of Employee Stock-Settled Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President –
General Counsel and Secretary
Date: March 1, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employee Stock Option Agreement

10.2	Form of Employee Stock-Settled Restricted Stock Unit Award Agreement